UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             TARPON INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

                   James W. Bradshaw, Chief Executive Officer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                             TARPON INDUSTRIES, INC.
                                2420 Wills Street
                           Marysville, Michigan 48040

                            NOTICE OF SPECIAL MEETING

                                       OF

                                  SHAREHOLDERS

                                   TO BE HELD

                    AT 12 NOON LOCAL TIME ON FEBRUARY 2, 2007

To the Shareholders of TARPON INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of TARPON INDUSTRIES, INC. (the "Company") will be held on February 2, 2007 (the "Meeting Date"), at 12 noon local time at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan for the following purposes:

     1. To approve a proposed transaction involving a private placement offering of the Company's common stock;

     2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares of common stock to 30,000,000 shares of common stock;

     3. To approve an amendment to our Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000 shares;

     4.   To  ratify  our  outside  director   compensation   plan  and  certain
          compensation to an employee director; and

     5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Our Board of Directors has fixed the close of business on January 3, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only holders of record of shares of the Company's common stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from January 10, 2007 until the Meeting Date for examination by any shareholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

     All shareholders are cordially invited to attend the Meeting in person. However, whether or not you expect to be present at the Meeting, you are urged to mark, sign, date and return the enclosed Proxy, which is solicited by our Board of Directors, as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. The shares represented by the Proxy will be voted according to your specified response. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

                                     By Order of the Board of Directors

                                     James W. Bradshaw, Chief Executive Officer

Marysville, Michigan
January 9, 2007

--------------------------------------------------------------------------------
PLEASE FILL IN, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. BY DOING SO, YOU MAY SAVE TARPON INDUSTRIES, INC. THE EXPENSE OF A SECOND MAILING. IF YOU LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.
--------------------------------------------------------------------------------


                             TARPON INDUSTRIES, INC.
                                2420 Wills Street
                           Marysville, Michigan 48040

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

              TO BE HELD AT 12 NOON LOCAL TIME ON FEBRUARY 2, 2007

This Proxy Statement is being furnished to the shareholders of TARPON INDUSTRIES, INC. ("we", "us", "Tarpon" or the "Company") in connection with the solicitation of proxies by our Board of Directors of the Company for use at the Special Meeting of Shareholders (the "Meeting") to be held on February 2, 2007 (the "Meeting Date"), at 12 noon local time at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan, and at any adjournment thereof. The Board of Directors has set January 3, 2007, at the close of business, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of Proxy were first sent to shareholders on or about January 10, 2007.

A form of Proxy for use at the Meeting accompanies this Proxy Statement. You may ensure your representation at the Meeting by completing, signing, dating and promptly returning the enclosed Proxy in the return envelope, with postage prepaid, which has been provided for your convenience.

You may revoke your Proxy at any time before it is actually voted at the Meeting by giving notice of revocation in writing to the Secretary of the Company or by attending the Meeting and giving notice of revocation in person. You may also change your vote by either executing and returning to the Company a later-dated form of Proxy or voting in person at the Meeting. Attendance at the Meeting, in and of itself, will not constitute a revocation of your Proxy.

The entire cost of preparing, printing and mailing this Proxy Statement and the Proxies solicited hereby will be borne by the Company. It is anticipated that such costs will be approximately $10,000. Such amount is believed to be the customary amount expended for a solicitation relating to a transaction involving a private placement offering of the type described in this Proxy Statement.

The shares entitled to vote at the Meeting consist of shares of common stock, no par value per share (the "Common stock"), with each share entitling the holder of record to one vote. As of the Record Date, there were 4,993,712 shares of Common stock outstanding. A quorum for the Meeting is a majority of the outstanding shares of common stock and, therefore, the holders of a majority of the outstanding shares of common stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters. Shares of common stock represented by properly executed Proxies that are received by the Company prior to the Meeting will be counted toward the establishment of a quorum for the Meeting. The shares of common stock represented by properly executed Proxies that are received prior to the Meeting will be voted in accordance with your directions as to:

     (1) A transaction (the "Transaction") involving the issuance of up to $6,000,000 of shares of our common stock (the "Placement Shares"), at a price (the "Purchase Price") of $.70 per share pursuant to a private placement offering (the "Private Placement");

     (2) To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares of common stock to 30,000,000 shares of common stock;

     (3) To approve an amendment to our Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000;

     (4) To ratify our outside director compensation plan and certain compensation to an employee director; and (5) To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

In the absence of direction, the shares of common stock represented by the Proxies will be voted "For" these proposals.

                                     By Order of the Board of Directors

                                     James W. Bradshaw, Chief Executive Officer

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement, and the documents to which we refer you in this Proxy Statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements appear in a number of places in this Proxy Statement and include statements regarding our intent, belief and current expectations with respect to, among other things, the expected completion and timing of the proposed Transaction, the use of proceeds from the proposed Transaction, and other information related to the transactions contemplated under the offering documents. The words "anticipate", "believe", "expect", "forecast", "guidance", "intend", "may", "plan", "project", "will" and other similar expressions generally identify forward-looking statements. While these forward-looking statements and the related assumptions are made in good faith and reflect our current judgment regarding the proposed Transaction and the other transactions contemplated under the offering documents as well as the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. These statements are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond our control and reflect future business decisions which are subject to change. Some of these assumptions inevitably will not materialize, and unanticipated events will occur which will affect our results. Some important factors (but not necessarily all factors) that could negatively affect our revenues, growth strategies, future profitability and operating results, or that otherwise could cause actual results to differ materially from those expressed in or implied by any forward-looking statement, include the following:

o    the risk that the proposed Transaction is not completed;

o changes in business and economic conditions and other adverse conditions in our markets;

o    increased competition;

o    increased cost of materials; and

o    our ability to successfully implement our acquisition and other strategies.

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

The following questions and answers address briefly some issues you may have regarding the Meeting and the proposed Transaction, the amendment to our Amended and Restated Articles of Incorporation, the amendment to our 2004 Stock Option Plan and the approval of our outsider director compensation plan. These questions and answers may not address all questions that may be important to you as a shareholder of Tarpon. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed Proxy because the Board of Directors of Tarpon is soliciting your proxy to vote at the Meeting. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares of common stock. Instead, you may complete, sign and return the enclosed Proxy.

We intend to mail this Proxy Statement and accompanying Proxy on or about January 10, 2007 to all stockholders of record entitled to vote at the Meeting. We urge you to vote your shares, either by attending the Meeting or completing the enclosed Proxy.

What am I voting on?

There are four matters scheduled for a vote at the special meeting, and there may be other matters brought before the meeting:

     1. To approve a Transaction (the "Transaction") involving (A) the issuance of up to $6,000,000 of shares of our common stock (the "Placement Shares"), at a price (the "Purchase Price") of $.70 per share pursuant to a private placement offering (the "Private Placement");

     2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares to 30,000,000 shares;

     3. To approve an amendment to an Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000 shares;

     4.   To ratify our outside director compensation plan and
                         certain compensation to an employee director; and

     5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


Why are we seeking shareholder approval for the proposed Transaction?

We are subject to the rules of The American Stock Exchange, where our common stock is listed. These rules require us to obtain shareholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) which is being made at a price per share less than the greater of book value or market value at the time of such issuance or sale.

Why this is not an offering to shareholders?

This Proxy Statement describes a proposed Private Placement being conducted in accordance with Section 4(2) of, Regulation D under, the Securities Act of 1933. As set forth above, the Meeting, to which this Proxy Statement relates, is being held to comply with the rules of The American Stock Exchange. Therefore, under no circumstances is this Proxy Statement to be deemed an offering of the Placement Shares. The Private Placement will be made only by means of a private placement memorandum distributed in accordance with Section 4(2) and Regulation D.

What is the proposed Transaction described in Proposal 1?

Pursuant to the terms of a private placement memorandum, we are offering for sale (the "Offering") a minimum of $600,000 ("Minimum Offering") and maximum of $6,000,000 ("Maximum Offering") of Placement Shares (the "Private Placement"). The Offering will be made only to accredited investors, as defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act"), and for the first thirty (30) days of the Offering, only our shareholders as of January 3, 2007 will be entitled to subscribe. The Placement Shares are being offered at $.70 per share (the "Purchase Price"). This would result in the issuance of 857,143 shares in the Minimum Offering and 8,571,429 shares in the Maximum Offering. There can be no assurance that any Placement Shares will be sold.

The Placement Agent shall receive five-year cashless exercise warrants to purchase shares of our common stock equal to 12.5% of that number of Placement Shares sold in the Offering. The exercise price of such warrants will be the Purchase Price. For a more detailed description of the Agency Agreement between the Company and the Placement Agent and the warrants to be issued to the Placement Agent, please see "Proposal 1 - Approval of the Transaction."

We intend to use a portion of the net proceeds of the Transaction for working capital purposes, including repayment of a $775,000 bridge loan (the "Bridge Loan") made in December 2006, with accrued interest. Our management continues to strive to achieve improvements in operating profit and we require additional working capital to assist in that effort.

This summary of the terms of the Transaction is intended to provide you with basic information concerning the Transaction it is not a substitute for reviewing this proxy statement.

What will I receive in the proposed Transaction?

You will not receive any consideration in the proposed Transaction nor will your shares be changed. We are seeking your approval only so that we can offer and sell securities to the investors in the proposed Transaction and issue warrants to the Placement Agent in compliance with American Stock Exchange Rules.

Why is the Company seeking to sell the Placement Shares?

The Company needs additional funds for repayment of the Bridge Loan and for working capital and has determined that an equity financing is desirable because it has no repayment obligations and could have a stabilizing effect on the Company's debt financing. The Company anticipates that funds raised in an equity financing will further efforts to restructure its existing debt.

What will happen to the Company if Proposal 1 is not approved?

If the shareholders do not approve Proposal 1, we will not be able to consummate the Transaction, other than the Minimum Offering, and will not sell the Placement Shares, which would significantly harm our ability to achieve operating goals and stabilize on debt financing, and may result in a discontinuation of our operations.

Will approval of Proposed 1 lead to the completion of the Transaction?

Approval of Proposed 1 is only one condition to consummation of the proposed Transaction, and will not by itself, lead to consummation of the Transaction. Principal among a number of other conditions is the achievement of the Minimum Offering by the Termination Date, and there can be no assurance that the same will be achieved by such date.

Will the issuance of the Placement Shares and the shares underlying the Placement Agent Warrants dilute our existing shareholders' percentage ownership of the Company?

Our shareholders will incur immediate and substantial dilution of their percentage ownership in the Company if the proposed Transaction and Proposal 1 related thereto are approved by you and the Placement Shares are issued. The Transaction will also trigger anti-dilution provisions in certain agreements we have, which will cause the potential issuance of substantial additional shares of our common stock. Prior to the Transaction, 4,993,712 shares of our common stock were issued and outstanding, and there were options to purchase 663,190 shares of our Common Stock and warrants and convertible securities to purchase 4,408,788 shares of our common stock, including the effect of anti-dilution provisions of existing warrants (which may be subject to further increase). After the Transaction, and assuming the Maximum Offering has been closed, 13,565,141 shares of our common stock will be issued and outstanding, and there will be options to purchase 663,190 shares of our Common Stock and warrants to purchase 6,345,932 shares of our common stock including the effect of anti-dilution provisions of existing warrants (which may be subject to further increase), representing an increase of approximately 172% in the number of outstanding shares of our common stock and an increase of approximately 104% in the number of fully diluted shares of our common stock. Even though the percentage ownership interest of the holders of our outstanding common stock will be substantially diluted upon the issuance of the Placement Shares and new warrant shares, we will receive funds necessary to substantially advance our business.

Why am I being requested in Proposal 2 to approve an amendment to our Articles of Incorporation?

Our existing Articles of Incorporation authorize a total of 20,000,000 shares of common stock. We have already issued 4,993,712 shares and have commitments to issue an additional 5,071,978 shares, a total of 10,065,690 shares. If the Transaction is completed, we may need up to an additional approximately 10,508,573 shares for sale, for new warrants and for adjustment of existing warrants, a grand total of 20,574,263 shares, which will exceed our authorized common stock. Shares beyond such number may also be needed in connection with a possible restructuring of debt. Finally, we may need other authorized shares for future transactions not presently identified.

Why am I being asked in Proposal 3 to approve an Amended and Restated 2004 Stock Option Plan?

The 2004 stock option plan ("2004 Plan") presently relates to a total of 650,000 shares, all of which are subject to existing options, plus an additional 13,190 shares not now covered by the 2004 Plan. In addition, we need availability to issue options to other key employees, and have proposed increasing the shares subject to the 2004 Plan to 1,000,000 shares for such purposes.

Why am I being asked in Proposal 4 to approve the outside director compensation plan?

Certain common stock and options are provided to our outside (non-employee) directors. These require shareholder approval under applicable AMEX rules. We are also seeking ratification of common stock and options already provided to our officers and directors.

Who can vote at the special meeting?

Only shareholders of record at the close of business on January 3, 2007 will be entitled to vote at the Meeting. At the close of business on the Record Date, there were 4,993,712 shares of common stock outstanding and entitled to vote.

         Shareholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to complete and return the enclosed Proxy to ensure your vote is counted.

         Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of such shares held in street name, and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a Proxy from your broker or other agent.

How do I vote?

For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

         Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Meeting or vote using the enclosed Proxy. Whether or not you plan to attend the Meeting, we urge you to vote by Proxy to ensure your vote is counted. You may still attend the Meeting and vote in person if you have already voted by Proxy.

o To vote using the Proxy, simply complete, sign and date the enclosed Proxy and return it promptly in the envelope provided. If you return your signed Proxy to us before the Meeting, we will vote your shares as you direct.

o To vote in person, come to the Meeting, and we will give you a ballot when you arrive.

         Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Proxy and voting instructions with this Proxy Statement from that organization rather than from us. Simply complete and mail the Proxy to ensure that your vote is counted.

To vote in person at the Meeting, you must obtain a valid Proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a Proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of January 3, 2007.

What if I return a Proxy but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the proposed Transaction and "For" all other matters described in this Proxy Statement. If any other matter is properly presented at the meeting, your Proxy votes will vote your shares using his best judgment.

What does it mean if I receive more than one Proxy?

If you receive more than one Proxy, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each Proxy to ensure that all of your shares are voted.

Can I change my vote after submitting my Proxy?

Yes. You can revoke your Proxy at any time before the final vote at the Meeting. You may revoke your Proxy in any one of three ways:

o    You may submit another properly completed Proxy with a later date.

o You may send a written notice that you are revoking your Proxy to Tarpon's Corporate Secretary at 2420 Wills Street, Marysville, MI 48040.

o You may attend the Meeting and vote in person. Simply attending the Meeting will not, by itself, revoke your Proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. Abstentions will not be counted towards the vote total for each proposal. Broker non-votes are counted towards a quorum. Please see the more detailed description of the effect of broker non-votes on specific proposals in the answer to "How many votes are needed to approve each proposal?" below.

How many votes are needed to approve each proposal?

o To be approved, Proposals 1, 3, 4 and 5 must receive more "For" votes than "Against" votes. In determining whether this proposal has received the requisite number of "For" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

o To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the Record Date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the Meeting or by Proxy. On January 3, 2007 the record date, there were 4,993,712 shares outstanding and entitled to vote. As a result at least 2,496,857 of these shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid Proxy or vote at the Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date without notice.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting and announced promptly following the Meeting in a press release. The final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC").

Who is paying for this Proxy solicitation?

We will pay for the entire cost of soliciting Proxies. In addition to this Proxy Statement, our directors, officers and other employees may also solicit Proxies in person, by telephone or by other means of communication. Directors, officers and other employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.


                                   PROPOSAL 1

                      APPROVAL OF THE PROPOSED TRANSACTION

Summary of Terms of the Proposed Transaction

Pursuant to the terms of a private placement memorandum, we are privately offering for sale (the "Private Placement") a minimum of $600,000 ("Minimum Offering") and maximum of $6,000,000 ("Maximum Offering") of shares ("Placement Shares") of our common stock, no par value (the "common stock"). The Private Placement will be made only to accredited investors, as defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act").

The Placement Shares are being offered at $.70 (the "Purchase Price").

The Offering will terminate on February 5, 2007, unless sooner terminated, subject to up to two extensions by us and the Placement Agent of up to 30 days each (the "Termination Date").

We estimate that if the Minimum Offering is achieved, we will receive net proceeds of approximately $450,000 and if the Maximum Offering is achieved, we will receive net proceeds of approximately $5,200,000 from the sale of Placement Shares, after deducting commissions and investment banking fees and estimated offering expenses.

We intend to use a portion of the net proceeds from the Private Placement for working capital purposes, including repayment of a $775,000 bridge loan made in December 2006.

The Placement Agent has agreed, subject to the terms and conditions set forth in the agency agreement dated August 15, 2006 between the Placement Agent and us (the "Agency Agreement"), to act as exclusive Placement Agent for us in connection with the sale of the Placement Shares. Upon each closing of the Private Placement, the Placement Agent will receive a financing fee in cash equal to ten (10%) percent of the aggregate Purchase Price of the common stock sold plus a 2% expense allowance. The Placement Agent shall also receive five-year cashless exercise warrants to purchase shares of our common stock equal to 12.5% of that number of Placement Shares sold in the Private Placement. The exercise price of such warrants shall be the Purchase Price.

Pursuant to the Agency Agreement, we have agreed to reimburse the Placement Agent for all reasonable and customarily incurred out-of-pocket expenses relating to the Offering plus legal expenses. We have also agreed to indemnify the Placement Agent and the directors, officers, managers, employees, agents, counsel, representatives and control persons thereof, from and against any and all loss, claim, damage, liability, cost or material fact contained in any Offering materials delivered in the Offering or caused by any omission or alleged omission to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading, or otherwise relating to, arising out of or in connection with the Offering, except in each case to the extent judicially determined to result from the gross negligence or willful misconduct of the placement agent.

The Placement Agent has assisted in the attempted restructuring of our indebtedness for borrowed monies and may continue in such efforts. If the same takes place, the Placement Agent will be entitled to a fee of 3% of the restructured or replaced debt, or 1 1/2% of the amount restructured if less than $1,000,000.

Prior to the Transaction, 4,993,712 shares of our common stock were issued and outstanding, and there were options to purchase 663,190 shares of our Common Stock and warrants and convertible securities to purchase 4,408,788 shares of our common stock, including the effect of anti-dilution provisions of existing warrants (which may be subject to further increase). After the Transaction, and assuming the Maximum Offering has been closed, 13,565,141 shares of our common stock will be issued and outstanding, and there will be options to purchase 663,190 shares of our Common Stock and warrants and convertible securities to purchase 6,345,932 shares of our common stock including the effect of anti-dilution provisions of existing warrants (which may be subject to further increase), representing an increase of approximately 172% in the number of outstanding shares of our common stock and an increase of approximately 104% in the number of fully diluted shares of our common stock.

As a condition to the sale of the Placement Shares, the Placement Agent has indicated that we need to seek a restructuring of our debt financing, to provide us with enhanced financial stability. We have received a proposed term sheet regarding such a restructuring, which would involve a change in the principal amortization under our convertible note, and could involve other aspects of the convertible note. Discussions concerning the above have been initiated but definitive agreements have not been entered into. The Company does not anticipate that a restructuring would involve the issuance or potential issuance of our common stock below the greater of book or market value per share in the amounts otherwise requiring separate shareholder approval under applicable American Stock Exchange rules. There can be no assurance of any debt restructuring or the terms thereof, and shareholder approval is not being sought for the same.

Approval of Proposed 1 is only one condition to consummation of the proposed Transaction, and will not by itself, lead to such consummation. Principal among a number of conditions is the achievement of the Minimum Offering by the Termination Date, and there can be no assurance that the proposed Transaction will be consummated.

Financial  Statements,   Management's   Discussion  and  Analysis  of  Financial
Condition and Results of Operations, and other information

We hereby incorporate by reference (a) the Financial Statements and the notes thereto contained in our Form 10-K for the fiscal year-ended December 31, 2005, which includes our Management's Discussion and Analysis of Financial Condition and Results of Operations, and (b) our quarterly report on Form 10-Q for the quarter and nine months-ended September 30, 2006. We will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement. To obtain such copies, please contact Ms. Rebecca Ludy, at Tarpon Industries, Inc., 2420 Wills Street, Marysville, MI 48040, (810) 364-7421.

For more information about the Company, please see our other 1934 Act reports filed with the SEC, copies of which can be found at www.sec.gov.

Reason for Shareholder Approval

The Company's common stock is listed on The American Stock Exchange. Under applicable American Stock Exchange rules, we will need shareholder approval to sell the Placement Shares and issue the Placement Agent warrants because they involve the issuance and/or potential issuance of more than 20% of the Company's then outstanding common stock below the greater of book and market value. If we fail to obtain shareholder approval, we will not issue and sell the Placement Shares and we will not receive any proceeds from the Private Placement.

Advantages and Disadvantages of the proposed Transaction

Prior to voting, each shareholder should consider that the issuance of the Placement Shares will fund working capital requirements necessary to implement our business plan.

By voting in favor of this Proposal 1, you are giving us authority to complete the proposed Transaction including the Private Placement on the terms and conditions set forth herein and in the Transaction documents. Although the Board of Directors recognizes that there may be negative effects associated with the issuing the Placement Shares and the Placement Agent warrants, including the significant dilution of our existing stockholders, the Board of Directors believes that, given the Company's current operations, revenues and business plan, such negative effects are outweighed by our need for the capital that the Private Placement would provide.

The aggregate issuance of the Placement Shares and the Placement Agent warrants will have a significant dilutive effect on our shareholders, and the issuance of additional shares to investors in prior offerings resulting from anti-dilution protections available to such investors will dilute our shareholders even further. This means that our current shareholders will own a significantly smaller percentage interest in the Company as a result of the Private Placement. Further, any sales of such Placement Shares in the public market, or the anticipation of the possibility of such sales, represents an overhang on the market and could cause the market price of our common stock to decline.

Dissenters' Rights

The Michigan Business Corporation Act provides shareholders with dissenter's rights in certain limited situations. However, in the case of the issuance of shares of the Company pursuant to the terms of the proposed Transaction, shareholders are not provided dissenter's rights by the Michigan Business Corporation Act.

Required Vote

If the shareholders do not approve Proposal 1, we will be unable to complete the proposed Transaction, including the Private Placement, and will not receive any cash from the proposed sale of the Placement Shares. It should be noted that this vote is only one condition to closing the proposed Transaction and there is no assurance any of the Placement Shares will be sold.

To be approved, Proposal 1 must receive more "For" votes than "Against" votes. In determining whether this proposal has received the requisite number of "For" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

We have conditioned approval of Proposal 1 on approval of each of Proposals 2, 3 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 1.

                                   PROPOSAL 2

             APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES
                                OF INCORPORATION

The Board of Directors has adopted, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation dated November 1, 2004 (the "Articles of Incorporation") to increase the authorized number of shares of common stock from 20,000,000 shares of common stock, no par value, to 30,000,000 shares of common stock, no par value. The Board of Directors adopted this amendment in order to ensure that the Company would have sufficient common stock to meet our current and anticipated obligations and for additional future issuances.

At the present time, there are 20,000,000 shares of common stock which are authorized. The present issuance of, and commitments for, such authorized number of shares is as follows:

     (a)  Issued and outstanding - 4,993,712 shares

     (b)  Stock Options - 663,190 shares

     (c)  Exercise of presently outstanding warrants and convertible  securities
          - 4,408,788 shares

The issuance of, and commitment for, such authorized number of shares, assuming completion of the Maximum Offering, is as follows:

     (a)  Issued and outstanding - 13,565,141 shares

     (b)  Stock Options - 663,190 shares

     (c)  Exercise of presently outstanding warrants and convertible  securities
          - 6,345,932 shares.

totaling 20,574,263 shares, a deficit of 574,263 authorized shares if the Maximum Offering is completed.

In addition, a condition of the proposed Transaction is a restructuring of existing indebtedness, which may require additional shares. Finally, we may need additional shares for such purpose in an amount we can not presently determine.

Beyond such amounts, although our Board of Directors has no other immediate and specific plans to issue the additional shares of common stock, it desires to have the shares available to enable us to have a sufficient number of shares and to provide flexibility to use common stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, except to the extent required by applicable American Stock Exchange rules. These purposes may include raising capital, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by the business and financial considerations described herein and not by the threat of any hostile takeover attempt shareholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If the amendment is adopted, it will become effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Michigan.

The text of the proposed amendment is as follows:

                                   Article III

         The total authorized shares:

          1.   Common Shares          30,000,000
               Preferred Shares        2,000,000

          2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

               Preferred Shares. The Board of Directors may cause the corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Amended and Restated Articles of Incorporation.

Required Vote

To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. If the stockholders do not approve Proposal 1, 2 and 3, we will be unable to complete the Transaction and possible related debt restructuring.

We have conditioned approval of Proposal 2 on approval of each of Proposals 1, 3 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 2.

                                   PROPOSAL 3

                 APPROVAL OF AMENDMENT TO 2004 STOCK OPTION PLAN

     At the special meeting, you will be asked to approve an amendment to the terms of the Company's 2004 Stock Option Plan (the "2004 Plan") increasing the number of shares available for issuance thereunder from 650,000 to 1,000,000. The 2004 Plan was adopted by our Board of Directors in October, 2004 and approved by the shareholders in November 2004 and reapproved by the shareholders in June 2005.

     The 2004 Plan has a maximum issuance of 650,000 shares. Options are presently outstanding for the purchase of an aggregate of 663,190, including
650,000 shares under the 2004 Plan and 13,190 shares to be included under the 2004 Plan if and when amended.

     In connection with the proposed Transaction, the Placement Agent has advised that senior management needs to have a meaningful equity interest to assure alignment with the interests of our shareholders.

     In order to be able to grant the options described above and in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentives for certain directors, officers and employees of the Company and certain other persons instrumental to the future success of the Company and to continue to promote the well-being of the Company, we believe it is in the best interests of the Company and its shareholders to provide to such persons, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's common stock. Our Board of Directors has historically found that the grant of options has proven to be a valuable tool in attracting and retaining key employees. The Board of Directors believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel; (ii) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel; and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     If the proposed amendment to the 2004 Plan is approved by the shareholders, additional options will likely be granted under the 2004 Plan, the timing, amounts and specific terms of which cannot be determined at this time (other than as described in this proxy statement).

     The following summary of the 2004 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, as proposed to be amended, set forth as Exhibit A to this Proxy Statement.

Summary of the 2004 Plan

     The 2004 Plan would have 1,000,000 shares of common stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Internal Review Code of 1986, as amended (the "Code") or (ii) non-qualified stock options. ISOs may be granted under the 2004 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company's common stock.

     The purpose of the 2004 Plan is to encourage stock ownership by directors, and certain officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The 2004 Plan is administered by our Compensation Committee. The Compensation Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company are to be imposed on the shares subject to options. ISOs granted under the 2004 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of the grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any person are exercisable for the first time by such person during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. The 2004 Plan will terminate in October 2014, which means no options may be granted after such date. Options granted under the 2004 Plan will expire not more than five years from the date of grant. However, any options outstanding on the termination date of the 2004 Plan will continue until they expire by their terms. ISOs granted under the 2004 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

Certain Federal Income Tax Consequences of the 2004 Plan

     The following is a brief summary of the Federal income tax aspects of stock options granted under the 2004 Plan, based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     ISOs. A participant will recognize no taxable income upon the grant or exercise of an ISO. Upon a disposition of the shares after the later of two years from the date of grant and one year after the issuance of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an ISO over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in the regular taxable income.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition on an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the exercise will generally be taxed as an exercise of a non-qualified stock option.

     Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options in general: (i) upon grant of the option, the participant will recognize no income (and the Company will not be entitled to a deduction); (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary income before recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the hands of the seller and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

Recommendation and Vote Required

The Board of Directors recommends that the shareholders approve the Amended 2004 Plan. The vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to amend the 2004 Plan.

We have conditioned approval of Proposal 3 on approval of each of Proposals 1, 2 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 3.

                                   PROPOSAL 4

               APPROVAL OF THE OUTSIDE DIRECTOR COMPENSATION PLAN

On February 6, 2006, the Board of Directors adopted, the Outside Director Compensation Plan (the "Plan"). The purpose of the Plan is to enable the Company to adequately compensate its outside directors by providing such individuals with a combination of cash compensation and equity-based long-term incentive compensation awards.

Principal provisions of the Plan

The following summary of the Plan, as adopted by the Board of Directors subject to shareholder approval, is qualified by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement.


                                                         NEW PLAN BENEFITS

                                                   Outside Director Compensation Plan


------------------------------------------- ---------------------------------------- ----------------------------------------
Name and Position                           Dollar Value ($)                         Number of Units
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
Non-Employee Directors
------------------------------------------- ---------------------------------------- ----------------------------------------
         On election                                                                 Options to purchase 10,000 shares of
                                                                                     the Company's common stock, vested
                                                                                     immediately and exercisable for a
                                                                                     period of ten years, with an exercise
                                                                                     price of 100% of market value at the
                                                                                     date of issue
------------------------------------------- ---------------------------------------- ----------------------------------------
         Monthly                            Cash retainer of $1,000
------------------------------------------- ---------------------------------------- ----------------------------------------
         May 31 of each year                                                         For directors in good standing for the
                                                                                     current and previous year, a stock
                                                                                     grant of $8,000 of the Company's
                                                                                     common stock at the current market
                                                                                     price
------------------------------------------- ---------------------------------------- ----------------------------------------
         Per in person Board                $1,000
         meeting
------------------------------------------- ---------------------------------------- ----------------------------------------
         Per telephone conference           $250
------------------------------------------- ---------------------------------------- ----------------------------------------
         For special projects               Fee to be agreed to an approved
         requested by the Board             by the Board
------------------------------------------- ---------------------------------------- ----------------------------------------
Committee Chairs                            $500 and $1,000 for the Audit
                                            Committee Chair
------------------------------------------- ---------------------------------------- ----------------------------------------
Employee Directors                                                                   May 31 of each year, for
                                                                                     directors in good standing for
                                                                                     the current and previous year,
                                                                                     stock grant of $8,000 of
                                                                                     Company common stock at
                                                                                     current market price as of May
                                                                                     31 of that year
------------------------------------------- ---------------------------------------- ----------------------------------------

Administration

The Plan may be administered by the Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee, in their respective roles, are referred to as the "Granting Authority". The Granting Authority designates the persons to be granted awards from among those eligible and the type and amount of awards to be granted and has authority to interpret the Plan, adopt, alter and repeal administrative regulations, and determine and amend the terms of awards.

Eligibility

Awards under the Plan may only be made to outside directors (non-employees). Outside directors are automatically granted cash compensation and common stock pursuant to the terms specified in the Plan.

Automatic awards to Outside Directors

The Plan provides for the automatic grant of cash compensation and common stock to outside directors on the terms provided above.

Stockholder approval of compensation portion of the Plan

The American Stock Exchange rules require prior shareholder approval of the stock compensation portion of the Plan, and the Company seeks that approval. If the shareholders do not approve the Plan, the outside directors will not receive the stock compensation, but the Board will continue to provide them cash compensation.

The Board also requests that the shareholders ratify and approve issuances made in fiscal year end December 31, 2006 to outside directors pursuant to the terms of the Plan.

Stockholder approval of compensation paid to an employee Director.

In connection with his promotion to Chief Executive Officer of the Company, the Company issued Mr. James W. Bradshaw 8,163 shares of the Company's Common Stock. The American Stock Exchange Rules require shareholder approval when issuing equity to certain employees. However, equity issuances to certain employees in connection with their hiring by the Company are exempt from this rule. As Mr. Bradshaw was previously employed by the Company in a different position, this issuance was not exempt from shareholder approval. Therefore, the Board requests that the shareholders ratify and approve this issuance to Mr. Bradshaw.

Recommendation and Vote Required

To be approved, Proposal 4 must receive more "for" votes than "against" votes. In determining whether this proposal has received the requisite number of "for" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

We have conditioned approval of Proposal 4 on approval of each of Proposals 1, 2 and 3. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 4.

                           DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Company consists of 20,000,000 shares of common stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. As of the Record Date, January 3, 2007, 4,993,712 shares of common stock, and no shares of Preferred Stock, were outstanding.

The holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders and are entitled to receive such dividends, if any, as may be declared from time-to-time by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred Stock, if any. The Board of Directors is classified, with only approximately one third of the Board of Directors elected annually. In general, this will result in each Director being elected for a three year term, and two annual elections are necessary to affect a change in a majority of the Board of Directors.

Upon liquidation or dissolution of the Company, the holders of common stock are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock, if any. Holders of common stock have no preemptive rights, no cumulative voting rights and no rights to convert their common stock into any other securities. Any action which may be approved at a meeting may be taken by written consent. The outstanding shares of common stock are, and the shares of common stock to be outstanding upon the completion of the offering will be, fully paid and nonassessable.

                          TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for the common stock is American Stock Transfer & Trust Company, Inc., 59 Maiden Lane, New York, New York 10038.

                                  OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, including, but not limited to any proposals made by stockholders, the persons named in the enclosed proxy will vote the proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting, and the enclosed Proxy will be borne by the Company.

In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally, by telephone and telecopy. The Company has requested banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

                                     By Order of the Board of Directors

                                     James W. Bradshaw, Chief Executive Officer

Marysville, Michigan
Dated:  January 9, 2007

                                    EXHIBIT A

                              AMENDED AND RESTATED
                             TARPON INDUSTRIES, INC.
                             2004 STOCK OPTION PLAN

                     AS FURTHER AMENDED ON OCTOBER 12, 2006

1. Definitions: As used herein, the following terms shall have the following meanings:

     (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

     (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause
(i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

     (c) "Common Shares" shall mean the Common Shares of the Company.

     (d) "Company" shall mean Tarpon Industries, Inc., a Michigan corporation, or any successor thereof.

     (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

     (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

     (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

     (j) "Plan"  shall mean this 2004 Stock  Option  Plan of Tarpon  Industries,
Inc.

     (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 1,000,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

     Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

6. Participants: the Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 600,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

     Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

     Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

     Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (1) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (2) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than (1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9,10,14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

     Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

     (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

     (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

     (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the
Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

16. Extraordinary Transactions: In case the Company (1) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (2) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (3) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (4) dissolves or liquidates, or (5) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph
5).

     Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

     As adopted by the Board of Directors on October 6, 2004 and amended by the Board of Directors on October 12, 2006.

                        ---------------------------------

                            TARPON INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby appoints James W. Bradshaw and Patrick Hook, proxies with power of substitution to each, for and in the name of the undersigned to vote all of the shares of Common Stock of Tarpon Industries, Inc. (the "Company"), held of record by the undersigned on January 3, 2007, which the undersigned would be entitled to vote if present at the Special Meeting of Stockholders of the Company to be held on February 2, 2007 at 12:00 noon at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan, and any adjournments thereof, upon the matters set forth in the Notice of Special Meeting.

                (Continued and to be signed on the reverse side)

                       SPECIAL MEETING OF STOCKHOLDERS OF

                             TARPON INDUSTRIES, INC.


                                February 2, 2007





                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.

-------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
-------------------------------------- ----------------------------------------

                                                            FOR AGAINST ABSTAIN
                                       1. To approve a       [ ]   [ ]    [ ]
                                          proposed trans-
                                          action involving
                                          a private place-
                                          ment offering of
                                          the Company's
                                          common stock.

                                       2. To approve an      [ ]   [ ]    [ ]
                                          amendment to our
                                          Amended and Re-
                                          stated Articles
                                          of Incorporation
                                          to increase the
                                          authorized common
                                          stock, no par
                                          value, from
                                          20,000,000 shares
                                          of common stock
                                          to 30,000,000
                                          shares of common
                                          stock.

                                       3. To approve an      [ ]   [ ]    [ ]
                                          amendment to our
                                          Amended and Re-
                                          stated 2004 Stock
                                          Option Plan to in-
                                          crease the shares
                                          subject thereto
                                          from 650,000 shares
                                          to 1,000,000 shares.

                                       4. To ratify our     [ ]   [ ]    [ ]
                                          outside director
                                          compensation
                                          plan and certain
                                          compensation
                                          to an employee
                                          director.

                                       5. To transact such  [ ]   [ ]    [ ]
                                          other business
                                          as may properly
                                          come before the
                                          Meeting and any
                                          adjournment or
                                          postponement
                                          thereof.


                                        The undersigned acknowledges receipt of
                                        the Proxy Statement.
--------------------------------------------------------------------------------
                                                                         [  ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may note be submitted via this method

--------------------------------------------------------------------------------

Signature of              Date:________  Signature of            Date:________
Stockholder _____________                Stockholder ___________


Note: Please  sign  exactly  as your name or names  appear on this  Proxy.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.